Exhibit 99.1

Press Release	Source: Ultra Clean Holdings, Inc.

Ultra Clean Reports Record Fourth Quarter and Full Year 2021 Financial Results

HAYWARD, Calif., February 23, 2022 /PRNewswire/ Ultra Clean Holdings, Inc. (Nasdaq: UCTT), today reported its financial results for the fourth quarter and full year ended December 31, 2021.

“Record fourth quarter performance propelled UCT over the $2 billion revenue milestone for the year and represents a strong endorsement of our execution capabilities on every level,” said Jim Scholhamer, CEO. “By expanding our capabilities, leveraging our global footprint, and deepening our industry partnerships, we again outperformed the markets we serve. We expect 2022 to be another year of growth and believe we are ideally positioned to meet ongoing demand.”

“In 2021, UCT generated record cash flow from operations and grew earnings per share by 50 percent to the highest level in the company’s history,” added Sheri Savage, CFO. "We strategically deployed capital to meet capacity requirements and will continue to invest in our business to meet ongoing demand while strengthening our balance sheet to capitalize on future growth opportunities.”

Fourth Quarter 2021 GAAP Financial Results

Total revenue was $615.1 million. Products contributed $533.8 million and Services added $81.3 million. Total gross margin was 21.0%, operating margin was 10.2%, and net income was $45.5 million or $1.01 and $1.00 per basic and diluted share. This compares to total revenue of $553.7 million, gross margin of 20.6%, operating margin of 9.1%, and net income of $31.9 million or $0.71 and $0.70 per basic and diluted share in the prior quarter.

Fourth Quarter 2021 Non-GAAP Financial Results

On a non-GAAP basis, gross margin was 21.5%, operating margin was 12.6%, and net income was $55.5 million or $1.22 per diluted share. This compares to gross margin of 21.6%, operating margin of 12.4%, and net income of $48.8 million or $1.07 per diluted share in the prior quarter.

Full Year 2021 GAAP Financial Results

Total revenue was $2,101.6 million. Products contributed $1,803.9 million and Services added $297.7 million. Total gross margin was 20.5%, operating margin was 8.8%, and net income was $119.4 million or $2.75 and $2.69 per basic and diluted share. This compares to total revenue of $1,398.6 million, gross margin of 20.9%, operating margin of 8.7%, and net income of $77.6 million or $1.93 and $1.89 per basic and diluted share in the prior year.

Full Year 2021 Non-GAAP Financial Results

On a non-GAAP basis, the company reported gross margin of 21.4%, operating margin of 12.2%, and net income of $186.1 million or $4.20 per diluted share. This compares to gross margin of 21.4%, operating margin of 11.3%, and net income of $115.0 million or $2.80 per diluted share in the prior year.

First Quarter 2022 Outlook

The Company expects revenue in the range of $580.0 million to $630.0 million and GAAP diluted net income per share to be between $0.80 and $1.00. The Company expects non-GAAP diluted net income per share to be between $1.06 and $1.26.

Conference Call

The call will take place at 1:45 p.m. PT and can be accessed by dialing 1-844-826-3034 or 1-412-317-5179. No passcode is required. A replay of the call will be available by dialing 1-877-344-7529 or 1-412-317-0088 and entering the confirmation code 3645393. The Webcast will be available on the Investor Relations section of the Company's website at http://uct.com/investors/events/.

About Ultra Clean Holdings, Inc.

Ultra Clean Holdings, Inc. is a leading developer and supplier of critical subsystems, components and parts, and ultra-high purity cleaning and analytical services primarily for the semiconductor industry. Under its Products division, UCT offers its customers an integrated outsourced solution for major subassemblies, improved design-to-delivery cycle times, design for manufacturability, prototyping, and high-precision manufacturing. Under its Services Division, UCT offers its customers tool chamber parts cleaning and coating, as well as micro-contamination analytical services. Ultra Clean is headquartered in Hayward, California. Additional information is available at www.uct.com.

Use of Non-GAAP Measures

In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), management uses non-GAAP gross margin, non-GAAP operating margin and non-GAAP net income to evaluate the Company's operating and financial results. We believe the presentation of non-GAAP results is useful to investors for analyzing our core business and business trends and comparing performance to prior periods, along with enhancing investors' ability to view the Company's results from management's perspective. The presentation of this additional information should not be considered a substitute for results prepared in accordance with GAAP. Tables presenting reconciliations from GAAP results to non-GAAP results are included at the end of this press release.

The Company currently defines non-GAAP net income as net income (loss) before amortization of intangible assets, restructuring charges, executive transition costs, acquisition costs, fair value adjustments, depreciation adjustments, stock-based compensation, certain insurance proceeds, gain on sale of property and the tax effects of the foregoing adjustments.

A reconciliation of our guidance for non-GAAP net income per diluted share for the subsequent quarter is not available due to fluctuations in the geographic mix of our earnings from quarter to quarter, which impacts our tax rate and cannot be reasonably predicted or determined. As a result, such reconciliation is not available without unreasonable efforts and we are unable to determine the probable significance of the unavailable information.

Safe Harbor Statement

The foregoing information contains, or may be deemed to contain, "forward-looking statements" (as defined in the US Private Securities Litigation Reform Act of 1995) which reflect our current views with respect to future events and financial performance. We use words such as "anticipates," “projection,” “outlook,” “forecast,” "believes," "plan," "expect," "future," "intends," "may," "will," "estimates," “see,” "predicts," “should” and similar expressions to identify these forward-looking statements. Forward looking statements included in this press release include our expectations about the semiconductor capital equipment market and outlook. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, the Company’s actual results may differ materially from the results predicted or implied by these forward-looking statements. These risks, uncertainties and other factors also include, among others, those identified in "Risk Factors,” "Management's Discussion and Analysis of Financial Condition and Results of Operations'' and elsewhere in our annual report on Form 10-K for the year ended December 25, 2020 as filed with the Securities and Exchange Commission. Ultra Clean Holdings, Inc. undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise unless required by law.

Contact:

Rhonda Bennetto

SVP Investor Relations

rbennetto@uct.com

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited; in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,	December 25,	December 31,	December 25,
	2021	2020	2021	2020

Revenues:
Product	$533,859	$299,495	$1,803,939	$1,131,151
Services	81,277	70,133	297,676	267,431
Total revenues	615,136	369,628	2,101,615	1,398,582
Cost of revenues:
Product	433,933	247,103	1,478,764	934,716
Services	52,117	44,880	192,874	172,105
Total cost of revenues	486,050	291,983	1,671,638	1,106,821
Gross profit	129,086	77,645	429,977	291,761
Operating expenses:
Research and development	7,771	3,987	24,508	14,829
Sales and marketing	14,090	6,569	48,178	25,128
General and administrative	44,493	33,915	171,618	130,434
Total operating expenses	66,354	44,471	244,304	170,391
Income from operations	62,732	33,174	185,673	121,370
Interest income	156	179	427	875
Interest expense	(6,634)	(3,758)	(24,183)	(16,852)
Other income (expense), net	(1,165)	(2,512)	(7,601)	(5,722)
Income before provision for income taxes	55,089	27,083	154,316	99,671
Provision for income taxes	6,303	4,349	27,931	19,281
Net income	48,786	22,734	126,385	80,390
Less: Net income attributable to noncontrolling interests	3,316	180	6,940	2,785
Net income attributable to UCT	$45,470	$22,554	$119,445	$77,605

Net income per share attributable to UCT common stockholders:
Basic	$1.01	$0.56	$2.75	$1.93
Diluted	$1.00	$0.55	$2.69	$1.89
Shares used in computing net income per share:
Basic	44,886	40,521	43,498	40,198
Diluted	45,525	41,353	44,351	41,074

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited; in thousands)

	December 31,	December 25,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$466,455	$200,274
Accounts receivable, net of allowance	250,147	145,539
Inventories	379,235	180,385
Prepaid expenses and other current assets	41,260	18,895
Total current assets	1,137,097	545,093

Property, plant and equipment, net	242,347	159,150
Goodwill	270,044	171,132
Intangibles assets, net	245,696	160,519
Deferred tax assets, net	37,607	23,513
Operating lease right-of-use assets	83,357	37,821
Other non-current assets	9,242	5,315
Total assets	$2,025,390	$1,102,543

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank borrowings	$22,071	$7,361
Accounts payable	332,897	121,328
Accrued compensation and related benefits	46,790	34,532
Operating lease liabilities	17,299	11,721
Other current liabilities	50,060	26,335
Total current liabilities	469,117	201,277

Bank borrowings, net of current portion	529,919	261,619
Deferred tax liabilities	54,889	33,571
Operating lease liabilities	65,923	31,050
Other liabilities	12,894	23,812
Total liabilities	1,132,742	551,329

Equity:
UCT stockholders’ equity:
Common stock	511,628	309,589
Retained earnings	337,417	217,972
Accumulated other comprehensive gain (loss)	(167)	5,087
Total UCT stockholders' equity	848,878	532,648
Noncontrolling interest	43,770	18,566
Total equity	892,648	551,214
Total liabilities and stockholders' equity	$2,025,390	$1,102,543

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited; in thousands)

	Fiscal Year Ended
	December 31,	December 25,
	2021	2020
Cash flows from operating activities:
Net income	$126,385	$80,390
Adjustments to reconcile net income to net cash provided by operating activities (excluding assets acquired and liabilities assumed):
Depreciation and amortization	70,877	46,635
Stock-based compensation	15,765	12,743
Deferred income taxes	(3,200)	375
Change in the fair value of financial instruments and earn-out liability	12,438	7,653
Gain from insurance proceeds	(7,332)	—
Others	220	(2,402)
Changes in assets and liabilities:
Accounts receivable	(52,975)	(32,693)
Inventories	(125,120)	(8,017)
Prepaid expenses and other current assets	(3,397)	1,243
Other non-current assets	(800)	(106)
Accounts payable	172,524	(12,559)
Accrued compensation and related benefits	1,795	9,696
Operating lease assets and liabilities	(1,141)	(1,111)
Income taxes payable	8,851	2,785
Other liabilities	(1,827)	(7,354)
Net cash provided by operating activities	213,063	97,278
Cash flows from investing activities:
Purchases of property, plant and equipment	(59,342)	(36,427)
Proceeds from sale of property and equipment, including insurance proceeds	7,738	6,601
Settlement of forward contracts in conjunction with the acquisition of Ham-Let	(10,448)	—
Acquisition of business, net of cash acquired	(344,707)	—
Net cash used in investing activities	(406,759)	(29,826)
Cash flows from financing activities:
Proceeds from bank borrowings	415,168	76,690
Proceeds from issuance of common stock	193,536	604
Payments on bank borrowings and finance leases	(131,712)	(105,475)
Payments of debt issuance costs	(8,899)	—
Payment of contingent earn-out	—	(1,428)
Employees’ taxes paid upon vesting of restricted stock units	(7,262)	(1,500)
Net cash provided by (used in) financing activities	460,831	(31,109)
Effect of exchange rate changes on cash and cash equivalents	(954)	1,400
Net increase in cash and cash equivalents	266,181	37,743
Cash and cash equivalents at beginning of period	200,274	162,531
Cash and cash equivalents at end of period	$466,455	$200,274

ULTRA CLEAN HOLDINGS, INC.

REPORTABLE SEGMENTS

GAAP TO NON-GAAP RECONCILIATION

(Unaudited; dollars in thousands)

	GAAP			Non-GAAP
	Three Months Ended			Three Months Ended
	December 31, 2021			December 31, 2021
	Products	Services	Consolidated	Products	Services	Consolidated
Revenues	$533,859	$81,277	$615,136	$533,859	$81,277	$615,136
Gross profit	$99,926	$29,160	$129,086	$101,964	$30,183	$132,147
Gross margin	18.7%	35.9%	21.0%	19.1%	37.1%	21.5%
Income from operations	$52,391	$10,341	$62,732	$63,007	$14,507	$77,514
Operating margin	9.8%	12.7%	10.2%	11.8%	17.9%	12.6%

	Three Months Ended
	December 31, 2021
	Products	Services	Consolidated
Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$99,926	$29,160	$129,086
Amortization of intangible assets (1)	658	1,023	1,681
Restructuring charges (2)	115	—	115
Stock-based compensation expense (3)	719	—	719
Fair value related adjustments (4)	546	—	546
Non-GAAP gross profit	$101,964	$30,183	$132,147

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	18.7%	35.9%	21.0%
Amortization of intangible assets (1)	0.1%	1.2%	0.3%
Restructuring charges (2)	0.0%	—	0.0%
Stock-based compensation expense (3)	0.2%	—	0.1%
Fair value related adjustments (4)	0.1%	—	0.1%
Non-GAAP gross margin	19.1%	37.1%	21.5%

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis	$52,391	$10,341	$62,732
Amortization of intangible assets (1)	5,795	3,716	9,511
Restructuring charges (2)	(415	24	(391)
Stock-based compensation expense (3)	4,241	426	4,667
Fair value related adjustments (4)	546	—	546
Acquisition related costs (5)	449	—	449
Non-GAAP income from operations	$63,007	$14,507	$77,514

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	9.8%	12.7%	10.2%
Amortization of intangible assets (1)	1.1%	4.6%	1.5%
Restructuring charges (2)	-0.1%	0.1%	-0.1%
Stock-based compensation expense (3)	0.8%	0.5%	0.8%
Fair value related adjustments (4)	0.1%	0.0%	0.1%
Acquisition related costs (5)	0.1%	0.0%	0.1%
Non-GAAP operating margin	11.8%	17.9%	12.6%

1	Amortization of intangible assets related to the Company's business acquisitions
2	Represents severance, retention and costs related to facility closures
3	Represents compensation expense for stock granted to employees and directors
4	Represents acquisition fair value adjustments related to inventories
5	Represents costs related to the acquisition of Ham-Let

ULTRA CLEAN HOLDINGS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended			Twelve Months Ended
	December 31,	December 25,	September 24,	December 31,	December 25,
	2021	2020	2021	2021	2020
Reconciliation of GAAP Net Income to Non-GAAP Net Income (in thousands)
Reported net income attributable to UCT on a GAAP basis	$45,470	$22,554	$31,880	$119,445	$77,605
Amortization of intangible assets (1)	9,511	4,950	9,512	33,423	19,799
Restructuring charges (2)	(391)	1,003	1,580	1,301	4,573
Stock-based compensation expense (3)	4,667	3,760	4,324	16,758	12,899
Fair value related adjustments (4)	546	3,266	2,288	22,999	7,624
Acquisition related costs (5)	449	1,024	105	9,984	1,024
Insurance proceeds (6)	—	—	—	(7,332)	—
Gain on the sale of property (7)	—	—	—	—	(1,352)
Income tax effect of non-GAAP adjustments (8)	(2,336)	(2,521)	(2,760)	(12,804)	(8,200)
Income tax effect of valuation allowance (9)	(2,400)	(525)	1,828	2,332	994
Non-GAAP net income attributable to UCT	$55,516	$33,511	$48,757	$186,106	$114,966

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis	$62,732	$33,174	$50,584	$185,673	$121,370
Amortization of intangible assets (1)	9,511	4,950	9,512	33,423	19,799
Restructuring charges (2)	(391)	1,003	1,580	1,301	4,433
Stock-based compensation expense (3)	4,667	3,760	4,324	16,758	12,899
Fair value related adjustments (4)	546	—	2,388	10,117	—
Acquisition related costs (5)	449	1,024	105	9,984	1,024
Gain on the sale of property (7)	—	—	—	—	(1,352)
Non-GAAP income from operations	$77,514	$43,911	$68,493	$257,256	$158,173

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	10.2%	9.0%	9.1%	8.8%	8.7%
Amortization of intangible assets (1)	1.5%	1.3%	1.7%	1.6%	1.4%
Restructuring charges (2)	-0.1%	0.3%	0.4%	0.0%	0.3%
Stock-based compensation expense (3)	0.8%	1.0%	0.8%	0.8%	0.9%
Fair value related adjustments (4)	0.1%	0.0%	0.4%	0.5%	0.0%
Acquisition related costs (5)	0.1%	0.3%	0.0%	0.5%	0.1%
Gain on the sale of property (7)	0.0%	0.0%	0.0%	0.0%	-0.1%
Non-GAAP operating margin	12.6%	11.9%	12.4%	12.2%	11.3%

Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$129,086	$77,645	$114,070	$429,977	$291,761
Amortization of intangible assets (1)	1,681	1,023	1,680	6,063	4,090
Restructuring charges (2)	115	242	684	1,005	988
Stock-based compensation expense (3)	719	696	534	2,649	2,112
Fair value related adjustments (4)	546	—	2,388	10,117	—
Non-GAAP gross profit	$132,147	$79,606	$119,356	$449,811	$298,951

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	21.0%	21.0%	20.6%	20.5%	20.9%
Amortization of intangible assets (1)	0.3%	0.3%	0.3%	0.3%	0.3%
Restructuring charges (2)	0.0%	0.0%	0.2%	0.0%	0.0%
Stock-based compensation expense (3)	0.1%	0.2%	0.1%	0.1%	0.2%
Fair value related adjustments (4)	0.1%	0.0%	0.4%	0.5%	0.0%
Non-GAAP gross margin	21.5%	21.5%	21.6%	21.4%	21.4%

Reconciliation of GAAP Interest and other income (expense) to Non-GAAP Interest and other income (expense) (in thousands)
Reported interest and other income (expense) on a GAAP basis	$(7,643)	$(6,091)	$(8,233)	$(31,357)	$(21,699)
Restructuring charges (2)	—	—	—	—	140
Fair value related adjustments (4)	—	3,266	(100)	12,882	7,624
Insurance proceeds (6)	—	—	—	(7,332)	—
Non-GAAP interest and other income (expense)	$(7,643)	$(2,825)	$(8,333)	$(25,807)	$(13,935)

Reconciliation of GAAP Earnings Per Diluted Share to Non-GAAP Earnings Per Diluted Share
Reported net income on a GAAP basis	$1.00	$0.55	$0.70	2.69	1.89
Amortization of intangible assets (1)	0.21	0.12	0.21	0.75	0.48
Restructuring charges (2)	(0.01)	0.02	0.03	0.03	0.11
Stock-based compensation expense (3)	0.10	0.09	0.10	0.38	0.32
Fair value related adjustments (4)	0.01	0.08	0.05	0.52	0.19
Acquisition related costs (5)	0.01	0.02	—	0.23	0.02
Insurance proceeds (6)	—	—	—	(0.16)	—
Gain on the sale of property (7)	—	—	—	—	(0.03)
Income tax effect of non-GAAP adjustments (8)	(0.05)	(0.06)	(0.06)	(0.29)	(0.20)
Income tax effect of valuation allowance (9)	(0.05)	(0.01)	0.04	0.05	0.02
Non-GAAP net income	$1.22	$0.81	$1.07	$4.20	$2.80
Weighted average number of diluted shares (thousands) on a non-GAAP basis	45,525	41,353	45,404	44,351	41,074

ULTRA CLEAN HOLDINGS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE

	Three Months Ended			Twelve Months Ended
	December 31,	December 25,	September 24,	December 31,	December 25,
	2021	2020	2021	2021	2020
(in thousands, except percentages)
Provision for income taxes on a GAAP basis	$6,303	$4,349	$8,392	27,931	19,281
Income tax effect of non-GAAP adjustments (8)	2,336	2,521	2,760	12,804	8,200
Income tax effect of valuation allowance (9)	2,400	525	(1,828)	(2,332)	(994)
Non-GAAP provision for income taxes	$11,039	$7,395	$9,324	$38,403	$26,487

Income before income taxes on a GAAP basis	$55,089	$27,083	$42,351	154,316	99,671
Amortization of intangible assets (1)	9,511	4,950	9,512	33,423	19,799
Restructuring charges (2)	(391)	1,003	1,580	1,301	4,573
Stock-based compensation expense (3)	4,667	3,760	4,324	16,758	12,899
Fair value related adjustments (4)	546	3,266	2,288	22,999	7,624
Acquisition related costs (5)	449	1,024	105	9,984	1,024
Insurance proceeds (6)	—	—	—	(7,332)	—
Gain on the sale of property (7)	—	—	(100)	—	(1,352)
Non-GAAP income before income taxes	$69,871	$41,086	$60,060	$231,449	$144,238
Effective income tax rate on a GAAP basis	11.4%	16.1%	19.8%	18.1%	19.3%
Non-GAAP effective income tax rate	15.8%	18.0%	15.5%	16.6%	18.4%

1	Amortization of intangible assets related to the Company's business acquisitions
2	Represents severance, retention and costs related to facility closures
3	Represents compensation expense for stock granted to employees and directors
4	Adjustments related to the fair values of inventories, contingent consideration, purchase obligation and forward hedge contracts
5	Represents costs related to acquisitions
6	Insurance proceeds pertaining to the Cinos fire in 2018
7	Represents gain realized on the sale of land in South Korea
8	Tax effect of items (1) through (7) above based on the non-GAAP tax rate
9	The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect.